MASSMUTUAL FUNDS
MassMutual Small Cap Growth Equity Fund
Supplement dated March 28, 2023 to the
Prospectus dated February 1, 2023 and the
Summary Prospectus dated February 1, 2023
This supplement provides new and additional information beyond that contained in the Prospectus and Summary Prospectus. It should be retained and read in conjunction with the Prospectus and Summary Prospectus.
The information for John V. Schneider found under the heading Portfolio Manager(s) in the section titled Management (page 89 of the Prospectus) as well as under the heading Subadvisers and Portfolio Managers in the section titled Management of the Funds on page 138 of the Prospectus, is hereby removed.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-23-01
SCGE-23-01